EXHIBIT 10.4
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                                ENDORSEMENT NO. 6
                               TO PROMISSORY NOTE
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         ENDORSEMENT NO. 6, dated as of July 26, 2006 to the Promissory Note, dated May 3, 2002 (the "Note") by LEVCOR INTERNATIONAL, INC., a New York corporation (the "Borrower") in favor of JPMORGAN CHASE BANK, N.A. a New York banking corporation (the "Bank").

         WHEREAS, the Borrower has executed and delivered to the Bank the Note; and

         WHEREAS, the Borrower and the Bank desire to amend the Note on the terms and conditions set forth herein to change the maturity date of the Note to January 1, 2008

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The date "April 30, 2007" which appears in first line thereof is hereby deleted and the date "January 1, 2008" is substituted in its place.

         2. Except as otherwise expressly provided herein, the terms and conditions of the Note shall continue in full force and effect.

         3. This Endorsement No. 6 shall be governed by and construed in accordance with New York law.

         IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 6 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       LEVCOR INTERNATIONAL, INC.

                                       By: _____________________________________
                                       Title:


                                       JPMORGAN CHASE BANK

                                       By: /s/ SALVATORE G. CANTARELLA
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                                           Salvatore G. Cantarella V.P.